Exhibit 99.1

CERTIFICATIONS PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Semtech Corporation (the “Company”) on Form 10-K for the fiscal year ended January 26, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John D. Poe, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 22, 2003

/s/ JOHN D. POE
John D. Poe Chief Executive Officer

In connection with the Annual Report of Semtech Corporation (the “Company”) on Form 10-K for the fiscal year ended January 26, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David G. Franz, Jr., Chief Financial Officer, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 22, 2003

/s/ DAVID G. FRANZ, JR.
David G. Franz, Jr. Chief Financial Officer